UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 23, 2003

SILVER STAR FOODS, INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of Incorporation)	000-25673 (Commission File Number)	11-3265942 (IRS Employer ID No.)

1251 East Linden Avenue Linden, New Jersey     07036
(908) 587-2900
(Address and Telephone Number of Registrant's Principal
Executive Offices and Principal Place of Business)

(Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

We hereby retract our Form 8-K filed on January 31, 2003. Zeller Weiss & Kahn, LLP has been re-hired as our independent auditor.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

SILVER STAR FOODS, INC.

By:   /s/    Michael Trotta

Michael Trotta
Chief Executive Officer, President, Secretary and Director

Date:    February 26, 2003